SUPPLEMENT DATED JUNE 23, 2020
To the following variable annuity prospectuses:
Allianz Index Advantage®
Allianz Index Advantage ADV®
Allianz Index Advantage NF®
Allianz Index Advantage Income®
Allianz Index Advantage® New York
Dated May 1, 2020
ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life® Variable Account B
and
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

For Allianz Index Advantage®, Allianz Index Advantage ADV®, Index Advantage NF®, and Index Advantage Income®:

We are making the Index Performance Strategy with 3-Year Term Index Options available to Contracts issued on or after May 19, 2020 in Virginia, and to Contracts issued on or after June 23, 2020 in Montana.
For Allianz Index Advantage®, Allianz Index Advantage ADV®, Index Advantage NF®, and Allianz Index Advantage® New York:

Summary - Purchasing a Contract: Key Features at a Glance table, Other Contract Fees and Expenses. The Variable Option operating expenses before fee waivers and expense reimbursements were incorrectly reported as 0.67% to 0.88% and are replaced with the correct figures of 0.64% to 0.72%.
Section 4, Variable Options. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer was incorrectly reported as 0.35% and is replaced with the correct figure of 0.55%.
For Index Advantage Income®:

Summary - Purchasing a Contract: Key Features at a Glance table, Other Contract Fees and Expenses. The AZL Government Money Market Fund operating expenses before fee waivers and expense reimbursements was incorrectly reported as 0.88% and is replaced with the correct figure of 0.64%.
Section 4, AZL Government Money Market Fund. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer was incorrectly reported as 0.35% and is replaced with the correct figure of 0.55%.

PRO-004-0520